

MEDL Mobile

Developing, aggregating, marketing
and monetizing the mobile revolution.

September 2011
Presentation

MEDL Mobile, 18475 Bandilier Circle, Fountain Valley, CA 92708 - www.medlmobile.com

Company Overview

MEDL Mobile Holdings, Inc. (OTCQB: MEDL)

MEDL Mobile is bringing order to the evolving mobile app sector with a diverse and agile revenue stream.

Founded in 2009 and based in Fountain Valley, California.

Apps in MEDL library: 60+
User downloads of MEDL apps: 1+ million

1H 2011 revenues of $952,723 with gross margins of approximately 57%.


monster
Interviews

Investment Highlights

- **Rapid Growth:** The company is ideally positioned to capitalize on explosive growth in the mobile app space with a strong reputation, proprietary technologies and a first mover advantage.

- **Proven Management:** The company is led by a seasoned, proven management team who are able to attract top ideas, talent, clients and partners.

- **Multi-faceted Business Plan:** The company presents a dynamic business model with multiple streams of high-margin revenue and attractive exit opportunities.

The Mobile Revolution is upon us

According to Forrester Research, mobile is the single most transformational technology since the creation of the Internet.



$ Billions in Mobile App Revenue – Gartner Group
2010
2011
$-
$5
$10
$15
$20



Billions in Mobile App Downloads – ABI Research
2010
2016
0
10
20
30
40
50

MEDL has emerged as a first mover

- MEDL has built a system for developing apps that consistently top the charts around the globe - reaching as high as #1 on the App Store.
- MEDL is known for quality, strategic mobile development, securing six-figure contracts with companies such as Monster.com, Emirates Airlines, Teleflora, Medtronic and The New York Times Company.
- MEDL has secured revenue sharing deals with partners such as Cristiano Ronaldo, Walter Foster Publishing, Encyclopedia Britannica, Telefonica and Iowa State University.

Click the row below to see MEDL's apps on the App Store



Five complimentary revenue streams

1. **App Downloads:** The cost of a single MEDL download currently ranges from $0.99 to $14.99.
2. **Mobile Advertising:** MEDL generates incremental app revenue via several mobile advertising networks.
3. **Custom Development:** MEDL charges between $25,000 - $150,000 per project for custom development. These clients often become recurring revenue through maintenance and upgrade contracts.
4. **Sponsorship:** Clients can sponsor and be deep linked into an entire app for promotional purposes at fees from $3,500 - $15,000/month.
5. **MEDL Alliance:** The API which monetizes the MEDL library will be made available to other developers, better monetizing their apps and driving revenue back to MEDL.

Revenues


Custom Development
Development Fees
Incubator
API
MEDL Library
API
Partnerships
Paid Downloads
API
Rev. Sharing Advertising
Alliance
Sponsorships

Monetizing the library

- MEDL has developed a proprietary API (Application Programming Interface) to effectively and efficiently market and monetize the library.
- Collects user data for better targeting of advertising and promotional messages and recommends new apps from the MEDL library based on predictive modeling.
- Allows advertisers to "take over" individual apps or clusters of apps for a deep level of integrated brand engagement.
- Integrates Facebook, Twitter and other social networks to drive viral growth.



AT&T M-Cell 1:45 AM
MEDL Extras
Done
Share this App with a Friend
Apps You'll Love
10
MEDL Top Ten
MEDL Games
Staff Favorites
Clients We Love
MEDL

The power of a growing library

The key to significant, exponential growth is the aggregation of a massive cross-platform, multi-category, vertically deep library of mobile apps and mobile technologies.

The MEDL library grows via three complimentary strategies.

PAID CUSTOM DEVELOPMENT

INCUBATION & PARTNERSHIP

NO COST/LOW COST ACQUISITION

Profit margins increase over time

MEDL's growth will evolve from its current revenue base of custom development to a broader base with multiple, high margin revenue streams.


Downloads
Alliance
Custom Development
Advertising
Sponsorship
26%
3%
4%
7%
60%
30%
5%
10%
9%
46%
32%
9%
26%
9%
24%

*For illustrative purposes; not forecasts of future revenues

MEDL MOBILE

Custom Development

Companies hire MEDL to strategize, architect, develop and distribute custom mobile applications.

- Generates immediate cash flow with high margins
- Attracts top talent, the press, and the attention of new corporate clients and partners.


WE'RE NOT JUST
A HEALTH SYSTEM
WE'RE A
WAY OF LIFE
DEALS

Partnerships

MEDL has ~25 contracts with celebrities, companies and institutions create revenue-generating mobile platforms.

- Partner provides intellectual property, marketing support, and in many cases, funding.
- Revenues are shared, typically 50/50.


LEARN TO DRAW
DIGITAL SKETCHBOOK

MEDL has exclusive rights to bring Walter Foster Publishing's library of more than 400 Learn To Draw titles to mobile.
Click the iPad to the left to see the app on the App Store.

Cristiano Ronaldo is the #1 athlete in the world on Facebook. MEDL will release Ronaldo's Journey in an equal partnership with Cristiano and his team at CAA/Digital Artists: Winter, 2011.



MEDL MOBILE

Alliance

- The app landscape is littered with tens of thousands of high quality, underperforming mobile apps, built by developers with technical ability but not marketing or monetization ability.
- MEDL will utilize its first mover advantage to roll up thousands of these apps through a series of no cost/low cost acquisitions.
- Developers submit apps to "The MEDL Alliance" for take-over and improved monetization. MEDL owns all future rights with rev share.


MEDL Alliance
Strength in numbers. Strength in ideas.
Strength in the Alliance.

Click to read more about the MEDL Alliance program.

Incubation

- The MEDL "App Incubator" has generated more than 79,000 submissions from individuals, companies and institutions who have submitted their idea for a mobile app to MEDL.
- Incubator apps are funded and owned by MEDL with a percentage of post-profit revenues shared with the ideator.
- Ideators are "cast" based on their ability to bring subject matter expertise and their ability to create buzz. They are further trained in social marketing and public relations - each one becoming a PR bonanza for MEDL.


theguardian
No holiday for MPs till we fix
What's in store for iPhone app developers?

MEDL can market apps

- MEDL and MEDL Apps have been featured by the top press publications around the globe and by hundreds of online news sources and blogs across the internet.
- MEDL apps have been downloaded more than 1 million times.
- MEDL is now in beta on a proprietary technology that will allow the company to exponentially grow its user base and revenues by intelligently recommending new apps to current app users.

Click to see MEDLmobile.com/press

Growth Strategy

- Expand mobile app library through custom development, MEDL alliance, partnerships and MEDL incubator.
- Diversify and grow revenue stream by expanding customer and revenue base.
- Monetize growing library of mobile apps and users through innovative API and technologies.
- Become a leading brand in mobile apps space.



Competitive Landscape

App Developers	Advertising/Ad Serving	Analytics
INTERSOG	admob	FLURRY
mozat	mobclix	bango
web2mobile DESIGN	Jumptap	AppClix
mutualmobile	GREYSTRIPE	webtrends
MEDL is highly regarded among its peers as a leading developer of mobile applications. MEDL aims to aggregate thousands of independent developers under one brand umbrella.	MEDL currently uses multiple Ad Servers and has custom developed a proprietary engine in its API.	MEDL currently uses multiple Analytics Engines and has custom developed a proprietary engine in its API.

The opportunity is just beginning

Mobile apps continue to show explosive growth:

- 428.7 million mobile devices were sold in Q2 2011, up 16.5% YOY
- Global tablet sales surged 331% - 15 million units sold
- Mobile app store revenues projected to grow from $2.1 billion in 2010 to $3.8 billion in 2011

The following is a list of projects now in development:

- About.com
- Bluey
- Skateboarding/Element Skateboards
- Medtronic
- Telefonica/O2

Source: Gartner, Strategy Analytics, IHS Screen Digest Research

An orchestrated social campaign



facebook
MEDL MOBILE APP INCUBATOR FANS PAGE
Search: boxhead
flickr
MEDL Mobile's photostream
Boxhead: The Zombie Wars (iPhone)
Happy Holidays from MEDL Mobile!
Rob's Trip to California
DayNa Decker

Comparative valuation based on users

Company	Number of users	Valuation (Billion)	Value per user
Facebook	500M	$70B	$140
Groupon	54M	$15B	$277
Amazon	483M	$91.2B	$189
Google	497M	$195B	$392
Yahoo!	505M	$24.5B	$48
eBay	94M	$44B	$468
Average	355M	$73.3B	$252
MEDL	**7.5M**	**$187.5M**	**$25**

MEDL Mobile estimates their library will have 7.5 million users in 2013. At a conservative value of $25 per user, the library could be valued at $187 million.

Seasoned leaders at the helm

- **Andrew Maltin, Founder and Chief Executive Officer,** has been founding successful software, technology and licensing companies for more than 20 years. He has been featured in Entrepreneur, 944, Success, The Wall Street Journal, The LA Times and many others. He holds a Bachelor of Arts degree in Marketing from California State University, Northridge, and an Entrepreneurial Degree from the University of Southern California.

- **Dave Swartz, Founder and Chief Creative Officer ,** is a 20 year marketing veteran who has overseen the strategic and creative development of campaigns for clients such as Avery Dennison, Bank of Boston, BMW, Freedom Communications, Hilton, KFC, Porsche, Reebok and Sandoz Pharmaceuticals. His work has received nearly every national advertising award, including Communication Arts, Print, How Design and The One Show.

- **David Lieberman, Chief Financial Officer, Treasurer and Director,** started his career with Price Waterhouse & Company and became a CPA in 1969. He has held many senior positions with publicly traded companies including Equinox, Inc., a multilevel marketing company whose revenues exceeded $200 million, John Goyak & Associates, Dalrada Corporation, and Datascension, Inc., and Continental Resources Group, Inc.

Contact

Company

Andrew Maltin, CEO
Main: 310-488-5885
andrew@medlmobile.com

Investor Relations

MZ-HCI
Ted Haberfield, President
Main: 212-301-7130
Mobile: 760-755-2716
thaberfield@hcinternational.net

medlmobile.com